SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 26, 2009
INDEPENDENT BANK CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan	0-7818	38-2032782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

230 West Main Street	48846
Ionia, Michigan	(Zip Code)
(Address of principal executive office)
Registrant’s telephone number,
including area code:
(616) 527-9450
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On January 26, 2009, Independent Bank Corporation issued a press release announcing its financial results for the quarter ended December 31, 2008. A copy of the press release is attached as Exhibit 99.1. Attached Exhibit 99.2 contains supplemental data to that press release.
The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulations FD Disclosure
Attached as Exhibit 99.3 is a slide presentation associated with the fourth quarter 2008 conference call to be conducted beginning at 10:00 a.m. ET on Tuesday, January 27, 2009. See the press release attached as Exhibit 99.1 to this Current Report on Form 8-K for information about participating in the conference call.
Item 9.01. Financial Statements and Exhibits

Exhibits.

99.1	Press release dated January 26, 2009.

99.2	Supplemental data to the Registrant’s press release dated January 26, 2009.

99.3	Slide presentation dated January 26, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date January 26, 2009	By	/s/ Robert N. Shuster
Robert N. Shuster, Principal Financial Officer